AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 8, 2000

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2000


                             TRIARC COMPANIES, INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                           1-2207                   38-0471180
     ----------                         --------                 ------------
(State or other jurisdiction of    (Commission File              (IRS Employer
     incorporation)                      Number)          Identification Number)


     280 Park Avenue
     New York, NY                                                10017
     ---------------------------                                 -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           EXHIBITS

EXHIBITS                                DESCRIPTION OF EXHIBIT
--------                                ----------------------

     4.1 Supplemental Indenture No. 1, dated as of October 25, 2000, by and among Triarc Companies, Inc., SBG Holdings Inc. and The Bank of New York.

     4.2 Supplemental Indenture No. 5, dated as of October 25, 2000, by and among Triarc Consumer Products Group, LLC, Snapple Beverage Group, Inc., RCAC, LLC, Promociones Holdings, LLC and The Bank of New York.

     4.3 Supplemental Indenture No. 6, dated as of October 25, 2000, by and among Triarc Consumer Products Group, LLC, Snapple Beverage Group, Inc., Arby's Acquisition, LLC, RCAC, LLC and The Bank of New York.

     4.4 Supplemental Indenture No. 7, dated as of October 25, 2000, by and among Triarc Consumer Products Group, LLC, Snapple Beverage Group, Inc., SBG Holdings Inc., the Subsidiary Guarantors party thereto and The Bank of New York.

     10.1 Indemnity Agreement, dated as of October 25, 2000, between Cadbury Schweppes plc and Triarc Companies, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRIARC COMPANIES, INC.

Date:    November 8, 2000               By:  /s/ Stuart I. Rosen
                                             ----------------------------------
                                             Stuart I. Rosen
                                             Vice President and Secretary

                                  EXHIBIT INDEX


EXHIBITS                                DESCRIPTION OF EXHIBIT
--------                                ----------------------

     4.1 Supplemental Indenture No. 1, dated as of October 25, 2000, by and among Triarc Companies, Inc., SBG Holdings Inc. and The Bank of New York.

     4.2 Supplemental Indenture No. 5, dated as of October 25, 2000, by and among Triarc Consumer Products Group, LLC, Snapple Beverage Group, Inc., RCAC, LLC, Promociones Holdings, LLC and The Bank of New York.

     4.3 Supplemental Indenture No. 6, dated as of October 25, 2000, by and among Triarc Consumer Products Group, LLC, Snapple Beverage Group, Inc., Arby's Acquisition, LLC, RCAC, LLC and The Bank of New York.

     4.4 Supplemental Indenture No. 7, dated as of October 25, 2000, by and among Triarc Consumer Products Group, LLC, Snapple Beverage Group, Inc., SBG Holdings Inc., the Subsidiary Guarantors party thereto and The Bank of New York.

     10.1 Indemnity Agreement, dated as of October 25, 2000, between Cadbury Schweppes plc and Triarc Companies, Inc.